SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

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FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 26, 2008

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	1-14116	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16355 Laguna Canyon Road, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note - This report is amended solely to file as exhibits certain agreements related to the transaction reported in the initial filing.  Other than Item 9.01, below, and such exhibits, the content of this report is unchanged from its initial filing on October 2, 2008.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information contained in Item 2.01 of this report is hereby incorporated by reference into this Item 1.01.

CPS disclaims any implication that the agreements relating to such transactions are other than agreements entered into in the ordinary course of CPS's business.

ITEM 2.01.  COMPLETION OF THE ACQUISITION OR DISPOSITION OF ASSETS.

On September 26, 2008, the registrant and its wholly owned subsidiary CALT SPE, LLC ("Subsidiary") entered into a series of agreements under which the Subsidiary purchased from the registrant, and transferred to Auto Loan Trust, a Delaware statutory trust (the "Trust") approximately $198.7 million in adjusted principal balances of automobile purchase receivables.  The purchase price was funded by the Trust's issuance and sale of structured notes, and was determined by negotiation. An affiliate of Citigroup purchased 95% of the notes, and the registrant purchased the remaining 5%.  Another subsidiary of the registrant, Folio Funding II LLC, is indebted to a separate affiliate of Citigroup in the principal amount of approximately $68.25 million under a term credit facility, the terms of which were amended and restated on July 10, 2008.  The description of the terms of that facility and of its amendment and restatement, contained in the registrant's report on Form 8-K filed July 16, 2008, is incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report.

The following exhibits are filed as a part of this report:

Exhibit Number	Description

10.24	Purchase and Sale Agreement re Motor Vehicle Contracts dated as of September 26, 2008 (filed herewith).
10.25	Transfer and Servicing Agreement dated as of September 26, 2008 (filed herewith).
99.1	Consumer Portfolio Services, Inc. October 1, 2008 press release (previously filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consumer Portfolio Services, Inc.

Dated: November 7, 2008	By:	/s/ Robert E. Riedl
Robert E. Riedl
Senior Vice President and Chief Investment Officer

EXHIBIT INDEX

Exhibit Number	Description

10.24	Purchase and Sale Agreement re Motor Vehicle Contracts dated as of September 26, 2008 (filed herewith).
10.25	Transfer and Servicing Agreement dated as of September 26, 2008 (filed herewith).
99.1	Consumer Portfolio Services, Inc. October 1, 2008 press release (previously filed).